BROWN ADVISORY FLEXIBLE VALUE FUND (“Fund”)

Supplement dated November 21, 2008 to the Prospectus dated March 1, 2008 as supplemented March 13, 2008, May 5, 2008, June 2, 2008, July 24, 2008,

September 2, 2008 and September 29, 2008

On November 13, 2008, at a special meeting of the Fund’s shareholders (“Shareholder Meeting”), the shareholders of the Fund approved a new investment advisory agreement for the Fund between Brown Investment Advisory Incorporated (“Brown”) and the Trust (“New Agreement”). Prior to the Shareholder Meeting, the Board of Trustees of Forum Funds (“Board”) approved the New Agreement, subject to the approval of the Fund’s shareholders. Pursuant to the New Agreement, Brown is now the investment advisor for the Fund and replaces all references to Alex. Brown Investment Management, LLC (“ABIM”) as “Advisor”. The New Agreement does not change the advisory fee rate paid by the Fund, the Fund’s investment policies and investment style or the personnel who manage the Fund’s portfolio. In connection with the New Agreement, Brown has agreed to maintain, on a voluntary rather than contractual basis, the Fund’s existing limitation of 1.35% on total expenses of A Shares and 1.10% on total expenses of Institutional Shares. As a result of the New Agreement, the information in this supplement replaces portions of the Prospectus as noted below.

Fee Table (page 13)

The following table describes the various fees and expenses that you will pay if you invest in a Fund class. Shareholder fees are charges you pay when buying, selling or exchanging shares of a Fund class. Operating expenses, which include fees of the Advisor, are paid out of a Fund class’ assets and are factored into a Fund class’ share price rather than charged directly to shareholder accounts.

Shareholder Fees (Fees paid directly from your investment)	A Shares	Institutional Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	4.75%(1)(2)	None
Maximum Deferred Sales Charge (Load) Imposed on Redemptions (as a percentage of the sale price)	None(2)(3)	None
Redemption Fee (as a percentage of amount redeemed)	None	None
Exchange Fee	None	None
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses(4)	3.22%	2.22%
Total Annual Fund Operating Expenses	4.32%(5)	3.07%(5)

(1)	No initial sales charge is applied to purchases of $1 million or more.

(2)	Because of rounding of the calculation in determining sales charges, the charges may be more or less than those shown in the table.

(3)	A contingent deferred sales charge (“CDSC”) of 1.00% will be charged on purchases of $1 million or more that are redeemed in whole or in part within twelve months of purchase.

(4)	The expense information in the table has been restated to reflect current fees based on fiscal year end October 31, 2008.

(5)

The Advisor has voluntarily agreed to waive fees and reimburse expenses (excluding taxes, portfolio transaction expenses, Acquired Fund Fees and Expenses and extraordinary expenses) of the Fund from November 13, 2008 through September 30, 2009 in order to keep Total Annual Fund Operating Expenses for the A Shares from exceeding 1.35% and for the Institutional Shares from exceeding 1.10%, although there can be no assurances that the current waiver/expense reimbursement arrangement will be maintained through September 30, 2009 as the Advisor unilaterally can decide to terminate this voluntary expense limitation arrangement at any time.

Example (page 14)

The following is a hypothetical example intended to help you compare the cost of investing in a Fund class to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in a Fund class (paying the maximum sales charge) and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return, that Total Expenses are used to calculate costs and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	A Shares	Institutional Shares
1 Year	$888	$310
3 Years	$1722	$947
5 Years	$2568	$1609
10 Years	$4732	$3379

Management (page 15)

The Advisor

Brown, a corporation organized under the laws of Maryland, does business under the name of Brown Advisory. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly owned subsidiary of Brown Trust, a trust company operating under the laws of Maryland. Brown Trust is a wholly owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Trust operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

Subject to the general control of the Board, the Advisor is directly responsible for making the investment decisions for the Fund. With respect to the Fund, the Advisor receives an annual advisory fee equal to 0.85% of the first $100 million in average daily net assets of the Fund, 0.75% of the next $400 million in average daily net assets and 0.65% of the remaining average daily net assets. Prior to November 13, 2008, ABIM served as Advisor pursuant to the same fee arrangement. From November 1, 2007 through November 12, 2008, ABIM, after waivers, did not retain any advisory fees.

A discussion summarizing the basis on which the Board approved the investment advisory agreement between the Trust and Brown, on behalf of the Fund, will be included in the Fund’s annual report for the period ended October 31, 2008.

Portfolio Managers

Hobart (Hoby) Buppert has 35 years of investment management experience and is joined by Mr. Vernon and Ms. Yudell in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Mr. Buppert was with ABIM for 27 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Mr. Buppert is also responsible for managing separate accounts at the Advisor.

R. Hutchings Vernon has 26 years of investment management experience and joins Mr. Buppert and Ms. Yudell in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Mr. Vernon was a portfolio manager and/or analyst with ABIM for over 15 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Mr. Vernon is also responsible for managing pooled and other separate accounts managed by the Advisor.

Nina K. Yudell has 24 years of investment management experience and joins Mr. Buppert and Mr. Vernon in sharing the day-to-day responsibility for co-managing the Fund’s portfolio. Ms. Yudell was a portfolio manager and/or analyst with ABIM for 16 years and is continuing in the same capacity as a partner at Brown following the combination of the two firms in July 2008. Ms. Yudell is also responsible for managing separate accounts managed by the Advisor.

Advisor’s Past Performance (pages 17-18)

This section is deleted in its entirety.

Choosing a Share Class (page 34)

The following is added to the first paragraph under the section titled “The Elimination of Initial Sales Charges — A Shares” such that no sales charge is assessed on purchases made for investment purposes by:

•

Any person who has, within the preceding 90 days, redeemed Fund shares through a financial institution and completes a reinstatement form upon investment with that financial institution (but only on purchases in amounts not exceeding the redeemed amounts)

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BROWN ADVISORY FLEXIBLE VALUE FUND (“Fund”)

Supplement dated November 21, 2008 to the Statement of Additional Information

(“SAI”) dated March 1, 2008 as supplemented March 7, 2008, June 27, 2008,

September 2, 2008 and September 29, 2008

On November 13, 2008, at a special meeting of the Fund’s shareholders (“Shareholder Meeting”), the shareholders of the Fund approved a new investment advisory agreement for the Fund between Brown Investment Advisory Incorporated (“Brown”) and the Trust (“New Agreement”). Pursuant to the New Agreement, Brown is now the investment advisor for the Fund and replaces all references to Alex. Brown Investment Management, LLC (“ABIM”) as “Advisor”. As a result of the New Agreement, the information in this supplement replaces portions of the SAI as noted below.

3. Management (pages 15-16)

F.	Investment Advisor

1.	Services of Advisor

The Advisor serves as investment advisor to the Fund pursuant to the New Agreement. Under the New Agreement, the Advisor furnishes, at its own expense, all services, facilities and personnel necessary in connection with managing the Fund’s investments and effecting portfolio transactions for the Fund.

2.	Ownership of Advisor

Brown, a corporation organized under the laws of Maryland, does business under the name of Brown Advisory. Brown is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown is a wholly owned subsidiary of Brown Trust, a trust company operating under the laws of Maryland. Brown Trust is a wholly owned subsidiary of Brown Advisory Holdings Incorporated, a holding company incorporated under the laws of Maryland in 1998. Prior to 1998, Brown Trust operated as a subsidiary of Bankers Trust under the name of Alex. Brown Capital Advisory & Trust Company. Brown and its affiliates have provided investment advisory and management services to clients for over 10 years. As of September 30, 2008, Brown and its affiliates (excluding an affiliated broker-dealer) had approximately $11.6 billion of assets under management.

3.	Information Regarding Portfolio Managers

The following information regarding Hobart Buppert, R. Hutchings Vernon and Nina Yudell, each the Fund’s co-portfolio manager, has been provided by the Advisor.

Other Accounts Under Management. As of November 13, 2008, Mr. Buppert serviced 17 accounts of $207 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

As of November 13, 2008, in addition to the Fund, Mr. Vernon serviced one pooled account with assets of $21.7 million, 24 other accounts with combined assets of approximately $1 billion and no other mutual funds. None of these accounts pay the Advisor a performance-based management fee.

As of November 13, 2008, in addition to the Fund, Ms. Yudell serviced 28 other accounts with combined assets of $97.6 million and no other mutual funds or pooled vehicles. None of these accounts pay the Advisor a performance-based management fee.

Conflicts of Interest for Portfolio Managers. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Advisor may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts.

Information Concerning Compensation of Portfolio Managers.

As of November 13, 2008, the portfolio managers had compensation packages that include a base salary and variable incentive bonus. A portfolio manager who is also a member of the Advisor’s management team maintains a significant equity interest in Brown Advisory Holdings Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the Advisor’s business. When evaluating a portfolio manager’s performance the Advisor compares the pre-tax performance of a portfolio manager’s accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre- tax investment return over the prior 1, 3, and 5 year periods.

All portions of a portfolio manager’s compensation package are paid by the Advisor and not by any client account.

Portfolio Managers’ Ownership in the Fund.

As of November 13, 2008, Mr. Buppert owned between $500,000 and $1 million of the Fund. As of November 13, 2008, Mr. Vernon owned between $500,000 and $1 million of the Fund. As of November 13, 2008, Ms. Yudell owned between $100,000 and $500,000 of the Fund.

4.	Fees

The Advisor’s fee is calculated as a percentage of the Fund’s average daily net assets. The fee, if not waived, is accrued daily by the Fund and is assessed to each class based on average net assets for the previous month. The Advisor’s fee is paid monthly based on average net assets for the prior month.

In addition to receiving its advisory fee the Fund, the Advisor may also act and be compensated as investment manager for its clients with respect to assets they invested in the Fund. If you have a separately managed account with the Advisor with assets invested in the Fund, the Advisor will credit an amount equal to all or a portion of the fees received by the Advisor against any investment management fee received from you.

5.	Other Provisions of Advisory Agreement

The Advisor is not affiliated with Atlantic Fund Administration, LLC (“Atlantic”) or any company affiliated with Atlantic. The New Agreement remains in effect for a period of one year from the date of its effectiveness and then the agreement must be approved annually. Subsequently, the New Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The New Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Advisor on 60 days’ written notice to the Trust. The New Agreement terminates immediately upon assignment.

Under the New Agreement, the Advisor is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.

* * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.